As filed with the Securities and Exchange Commission on October 8, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEOS ETF Trust
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NEOS ETFs – Alliance Text Message Reminder

Text 13

SPYI & QQQI Shareholders: NEOS Investments needs your vote!

Your vote is important to help ensure the same NEOS team continues managing your ETFs as we prepare to join Goldman Sachs Asset Management.

Click the link below to cast your vote today.